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    SUPPLEMENT TO THE PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

                WARBURG PINCUS SELECT ECONOMIC VALUE EQUITY FUND

The following information supersedes certain information in the Fund's Prospectuses and Statements of Additional Information.

Effective August 6, 1999, the Credit Suisse Asset Management Select Economic Value Equity Management Team, which is responsible for the day-to-day management of the Fund, consists of the following investment professionals: William W. Priest, Jr. (Chief Executive Officer and Managing Director), John B. Hurford (Managing Director), James A. Abate (Director) and D. Susan Everly (Vice President). James Mecca, who had been a member of the Team, has resigned from the Fund's investment adviser.

Dated: August 10, 1999                                             WPSEV-16-0899